UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2004

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California 91105

(Address of principal executive offices) (Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Item 5. Other Events and Regulation FD Disclosure

On June 23, 2004, the Registrant issued a press release announcing that it was in discussions with the Babtie Group Ltd. (of the U.K.) regarding a possible acquisition of the Babtie Group by the Registrant.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.

Name:	John W. Prosser, Jr.
Title:	Senior Vice President
Finance and Administration

Date: June 25, 2004

Exhibit Index
99.1	Press Release dated June 23, 2004.